Fourth Quarter 2017 Earnings Call January 26, 2018 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer to CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets, tangible common equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “guidance”, “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the impact of the Tax Cuts and Job Act of 2017 on the Company and its operations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Our vision for CapStar is to be a high performing financial institution known for sound, profitable, growth.  Fourth quarter results demonstrating execution of this strategy are highlighted below. Soundness: Allowance for Loan Losses at 1.45% of gross loans NPA’s/Loans+ OREO down 4 basis points to 0.28% from the third quarter of 2017 Net Charge-offs of $372K for the quarter on a loan which was previously reserved   Profitability:    Net Income was $0.1MM and Fully Diluted EPS of $0.01. ROAA was 0.03% Adjusting for the impact of Tax Reform, Adjusted Net Income was $3.7 million, Adjusted Fully Diluted EPS was $0.28 and Adjusted ROAA was 1.09%* Net Interest Margin of 3.26%   Growth (Q417 vs Q416): Average DDA increased 30% Treasury Management and other Deposit service charges increased 38% Hired 3 new Mortgage Loan Originators (MLOs) Wealth Management Assets Under Management (AUM) increased to over $100MM 4Q17 Financial Results *Reconciliation provided in non-GAAP tables

Credit Quality Net Charge-offs of $372K for the quarter on a loan which was previously reserved. NPAs/Loans + OREO down 4 bps vs. last quarter Non-performing loans consistent with last quarter

*Annualized % change from 3Q17 to 4Q17 In Process Loan Growth       Q4-17 Change Vs. Q3-17* Change Vs. Q4-16 $ in millions $ $ % $ % Balance Sheet (Avg Balances) Commercial and Industrial $ 380 $ (26) -25% $ (6) -1% Commercial Real Estate 353 (23) -24% 62 21% Consumer Real Estate 103 4 15% 4 4% Construction & Land Development 81 11 62% (14) -15% Consumer 7 1 89% (1) -12% Other 34 (2) -20% (28) -45% Total Loans HFI $ 956 $ (35) -14% $ 18 2%             Loans - Healthcare 161 (27) -57% (38) -19% Total Loans HFI - excl. Healthcare $ 795 $ (8) -4% $ 56 8% Loan growth was 2% vs. 4Q16 averages. Our loan growth was impacted by several factors: Healthcare loans declined $38MM on average vs. Q416. Excluding this decline, loans HFI increased 8%. During the quarter, there were several large CRE projects that reached completion and were paid off as anticipated.

Summary Financials 4Q17

CapStar experienced adjusted Net Income of $3.7MM for the quarter

$ in millions	Three Months Ended December 31, 2017	2016	% Change	Twelve Months Ended December 31, 2017	2016	% Change	
Balance Sheet (Period Averages)							
Loans (Excl HFS)	$ 956	$ 939	2%	$ 988	$ 889	11%	
Deposits	1,081	1,139	-5%	1,108	1,098	1%	
Total Transaction Deposits (DDA + Now)	536	482	11%	534	458	17%	← Relationship driven products
Total Assets	1,330	1,325	0%	1,358	1,263	8%	
Income Statement							
Net Interest Income	$ 10.5	$ 10.2	3%	$ 41.9	$ 38.5	9%	
Non Interest Income	2.7	3.0	-7%	10.9	11.1	-2%	
Total Revenue	13.3	13.1	1%	52.8	49.5	7%	← Operating Leverage of 3.4x
Provision for Loan Losses	(0.0)	0.1	-142%	12.9	2.8	355%	
Non Interest Expense	8.7	8.6	1%	33.8	33.1	2%	← Operating Leverage of 3.4x
Income before Income Taxes	4.6	4.4	4%	6.1	13.6	-55%	
Income Tax Expense	4.5	1.5	200%	4.6	4.5	3%	
Net Income	0.1	2.9	-97%	1.5	9.1	-84%	
Adjusted Net Income*	3.7	2.9	25%	5.1	9.1	-44%	
Pre-tax Pre-Provision Income*	4.6	4.5	1%	19.0	16.4	16%	← Positive earnings growth
Adjusted Diluted Net Earnings per Share*	$0.28	$0.23	22%	$0.40	$0.81	-51%	
Tangible Book Value per Share, Reported*	$11.37	$11.06	3%	$11.37	$11.06	3%	
Adjusted ROAA*	1.09%	0.88%	0.21%	0.37%	0.72%	-0.35%	
Net Interest Margin	3.26%	3.17%	0.08%	3.20%	3.17%	0.03%	

*Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 7

Loan Yields The average loan yield was down slightly primarily due to one-time fees in the third quarter. Variable rate loans are repricing as expected and improved the loan yield 3 bps. Unfunded commitments continue to increase which will provide opportunities for loan growth. Loan Yield Rollforward 3Q17 (Avg) 4.55% New Loan Production 0.00% Repricing of Variable Rate Loans 0.03% Loan Volume/Mix -0.01% Decrease in Loan Fees -0.03% 4Q17 (Avg) 4.54%

Deposit Growth and Costs * * Annualized % Change from 3Q17 to 4Q17 Fed Funds 0.50% Fed Funds 0.75% Fed Funds 1.00% With the last five rate increases (+125 bps), we have held our deposit costs to a 19% beta (0.54%-0.78% with a 125 bps increase in Fed Funds) 52% of our deposit book is in some form of checking account (DDA & NOW). We are growing the right type of deposits à DDA growth of 28% over 3Q17 averages and 30% over 4Q16.       Q4-17 Change Vs. Q3-17* Change Vs. Q4-16 $ in millions $ $ % $ % Balance Sheet (Avg Balances) Non-Interest Bearing $ 254 $ 16 28% $ 58 30% Interest Checking (NOW) 282 (9) -13% (5) -2% Savings & Money Market 347 (8) -9% (109) -24% Time Deposit's under $100K 37 (2) -21% (5) -12% Time Deposit's over $100K 162 (10) -23% 3 2% Deposits $ 1,081 $ (13) -5% $ (57) -5%

Net Interest Margin Our Net Interest Margin was flat for the quarter. Investment yields increased 13 bps for the quarter. Asset sensitive balance sheet. Net Interest Margin     3Q17 (Avg) 3.26% Loan Volumes 0.00% Loan Repricing 0.01% Decrease in Loan Fees -0.03% Investment Yields 0.02% 4Q17 (Avg) 3.26%

Treasury Management and Other Deposit Service charges have steadily increased 38% over prior year as we gain share of wallet with our client base. Loan Fees down with lower production levels. Slight repositioning of investment portfolio. Mortgage fees declined due to seasonality. Other income increased primarily due to Wealth Management fees.   Three Months Ended (Dollars in thousands) December 31, September 30, June 30, March 31, December 31, 2017 2017 2017 2017 2016 Non Interest Income           Treasury Management and Other Deposit Service Charges $ 419 $ 427 $ 342 $ 329 $ 303 Loan Commitment Fees 124 223 187 236 217 Net Gain (Loss) on Sale of Securities (108) 9 40 (6) - Tri-Net Fees 254 367 297 84 125 Mortgage Banking Income 1,621 2,030 1,370 1,216 2,033 Other 426 316 430 274 276 Total Non Interest Income $ 2,736 $ 3,372 $ 2,666 $ 2,134 $ 2,954 Average Assets $ 1,329,621 $ 1,367,993 $ 1,393,331 $ 1,340,237 $ 1,324,620 Non Interest Income / Average Assets 0.82% 0.98% 0.77% 0.65% 0.89%             Eric – create separate line for Tri-Net fees – put remaining in “other” Non-Interest Income

Non-Interest Expense Overall expense base of $8.7MM and flat to prior year. Salary and Employee Benefits increased due to new hires, associated acquisition cost and increase in sales incentives accrual. Data Processing and Software increased due to increased volumes and implementation of Mortgage banking software.   Three Months Ended (Dollars in thousands) December 31, September 30, June 30, March 31, December 31, 2017 2017 2017 2017 2016 Non Interest Expense           Salaries and Employee Benefits $ 5,411 $ 5,119 $ 4,784 $ 5,086 $ 5,185 Data Processing & Software 746 709 711 621 542 Professional Fees 473 336 350 365 406 Occupancy 507 531 539 449 366 Equipment 467 564 544 496 443 Regulatory Fees 234 270 301 307 348 Other 861 947 990 1,052 1,352 Total Non Interest Expense $ 8,699 $ 8,474 $ 8,217 $ 8,375 $ 8,642 Efficiency Ratio 65.6% 59.6% 62.1% 69.4% 65.8% Average Assets $ 1,329,621 $ 1,367,993 $ 1,393,331 $ 1,340,237 $ 1,324,620 Non Interest Expense / Average Assets 2.60% 2.46% 2.37% 2.53% 2.60%

We have 571K stock options and organizer warrants expiring in 2018. Our normalized tax rate will be impacted by the exercise of these grants depending on the stock price at the date of exercise. Effective Tax Rate with Stock Compensation Benefits 3Q17 Effective Tax Rate $ in thousands Normalized income tax expense 0.34 $2,017.9 Reduction in effective tax rate related to lower taxable income due to 2Q17 charge-off (6.0%) -,357.88049999999998 Income Tax Expense, prior to tax benefit from stock compensation transactions 0.2797 1,660.195000000001 Income tax benefit from stock compensation transactions (2.5%) -,144 Income Tax Expense 0.255 $1,516.195000000001 Stock Price Sensitivity Assumed Stock Price --> $17 $18 $19 $20 $21 2018 Estimated Income tax benefit from stock compensation transactions* (in thousands) $694 $843 $992 $1,142 $1,291 *Assumes all 2018 expiring stock options and organizer warrants are exercised in 2018 *Assumes current statutory tax rates (Federal corporate tax rate of 21%) 2018 Estimated Effective Tax Rate Income Tax Expense, prior to tax benefit from stock compensation transactions 0.34 Income tax benefit from stock compensation transactions (6-14%) Income Tax Expense 20-28% CSTR Stock Price $17 $18 $19 $20 $21 2018 Forecasted Income Before Income Taxes 17,013,440 17,013,441 17,013,442 17,013,443 17,013,444 Income Tax expense prior to stock comp transactions 5,784,569.6000000006 5,784,569.9400000004 5,784,570.2800000003 5,784,570.6200000001 5,784,570.96 $-,694 $-,843 $-,992 $-1,142 $-1,291 Income Taxe Expense 5,783,875.6000000006 5,783,726.9400000004 5,783,578.2800000003 5,783,428.6200000001 5,783,279.96 Effective Tax Rate 0.33995920871969459 0.33995045094052406 0.33994169316238304 0.33993287660822091 0.33992411883214241 4Q17 Effective Tax Rate $ in thousands Normalized 2017 income tax expense 0.34 $1,559 Reduction in effective tax rate related to lower taxable income due to 2Q17 charge-off (4.9%) -,225 Income Tax Expense, prior to tax benefit from stock compensation transactions and DTA revaluation 0.29100000000000004 1,334 Income tax benefit from stock compensation transactions (8.8%) -,402 Income Tax Expense, prior to DTA revaluation 0.20300000000000001 $932 Impact of tax reform - DTA revaluation 77.7% 3,562 Income Tax Expense 0.98 $4,494 2018 2019 2020 Thereafter Total Stock Options expiring ,628,100 0 42,000 ,253,750 ,923,850 Organizer Warrants expiring 60,000 0 0 0 60,000 Total ,688,100 0 42,000 ,253,750 ,983,850 Stock Price Sensitivity Assumed Stock Price --> $17 $18 $19 $20 $21 2018 Estimated Income tax benefit from stock compensation transactions* $1,225,151.7285 $1,488,625.2185 $1,752,098.7084999999 $2,015,572.1984999999 $2,279,045.6885000002 *Assumes all 2018 expiring stock options and organizer warrants are exercised in 2018 *Assumes current statutory tax rates 2018 Estimated Effective Tax Rate Income Tax Expense, prior to tax benefit from stock compensation transactions 0.34 Income tax benefit from stock compensation transactions (6-14%) Income Tax Expense 20-28% CSTR Stock Price $17 $18 $19 $20 $21 2018 Forecasted Income Before Income Taxes 17,013,440 17,013,441 17,013,442 17,013,443 17,013,444 Income Tax expense prior to stock comp transactions 5,784,569.6000000006 5,784,569.9400000004 5,784,570.2800000003 5,784,570.6200000001 5,784,570.96 $-1,225,151.7285 $-1,488,625.2185 $-1,752,098.7084999999 $-2,015,572.1984999999 $-2,279,045.6885000002 Income Taxe Expense 4,559,417.8715000004 4,295,944.7215 4,032,471.5715000005 3,768,998.4215000002 3,505,525.2714999998 Effective Tax Rate 0.26798918217009615 0.2525029899301382 0.2370167995106458 0.22153061091161855 0.20604442413305618

Capital ratios are above regulatory guidelines. Capital *Reconciliation provided in non-GAAP tables Capital Ratios Q4-17   Q3-17   Q2-17   Q1-17   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 10.51%   10.35%   9.65%   9.74%   NA Tangible Common Equity / Tangible Assets* 9.84%   9.68%   8.99%   9.08%   NA Tier 1 Leverage Ratio 10.75%   10.36%   9.77%   10.37%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 11.39%   11.28%   10.54%   11.01%   ≥ 8.00% Total Risk Based Capital Ratio 12.50%   12.42%   11.51%   12.13%   ≥ 10.00%

High single to low double digit loan growth. Net charge-offs of 15-30 bps. Continued expansion of Net Interest Margin with Fed interest rate increases. Continued expansion of Non-Interest Income on fee related businesses. Efficiency ratio trending to low 60%’s by 4Q18 but elevated in 1Q18 due to new hires. Effective Tax Rate of 13-16% due to tax reform and stock compensation tax benefits. Tax benefit will allow us to continue to make investments in new business lines while still achieving our goal of a 1.00% ROAA by 4Q18. 2018 Guidance* *Refer to “Safe Harbor Statements” on page 3

CapStar’s strategy remains one of sound, profitable growth. Gaining primary bank status with more clients. Organic growth opportunities through market share takeaway and creation of new business lines. Remain committed to delivering sustainable ROAA of 1.00% by the end of 2018. Exploration of M&A opportunities. Key Takeaways* *Refer to “Safe Harbor Statements” on page 3

Appendix: Historical Financials

Historical Financials * Reconciliation provided in non-GAAP tables   Three Months Ended Twelve Months Ended December 31, December 31, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2015 2014 2013 2012 2011 STATEMENT OF INCOME DATA               Interest Income $ 13,124 $ 12,007 $ 51,515 $ 45,395 $ 40,504 $ 38,287 $ 41,157 $ 33,966 $ 23,454 Interest Expense 2,606 1,827 9,651 6,932 5,731 5,871 6,576 6,682 7,146 Net Interest Income 10,518 10,180 41,863 38,463 34,773 32,416 34,581 27,284 16,308 Provision for Loan and Lease Losses (30) 70 12,870 2,829 1,651 3,869 938 3,968 1,897 Non-Interest Income 2,736 2,954 10,908 11,084 8,884 7,419 1,946 1,935 874 Non-Interest Expense 8,699 8,642 33,765 33,129 30,977 28,562 25,432 19,021 13,211 Income before Income Taxes 4,585 4,423 6,136 13,590 11,029 7,404 10,157 6,230 2,073 Income Tax Expense 4,494 1,495 4,635 4,493 3,470 2,412 3,749 (3,168) - Net Income 91 2,927 1,501 9,097 7,559 4,992 6,408 9,398 2,073 Pre-Tax Pre-Provision Net Income * 4,556 4,493 19,006 16,419 12,680 11,273 11,095 10,197 3,970

Historical Financials * Reconciliation provided in non-GAAP tables   As of December 31, (Dollars in thousands, except per share information) 2017 2016 2015 2014 2013 2012 2011 BALANCE SHEET (AT PERIOD END)               Cash & Due From Banks $ 82,797 $ 80,111 $ 100,185 $ 73,934 $ 44,793 $ 113,282 $ 44,043 Investment Securities 205,186 235,250 221,890 285,514 305,291 280,115 236,837 Loans Held for Sale 74,093 42,111 35,729 15,386 - - - Gross Loans and Leases (Net of Unearned Income) 947,537 935,251 808,396 713,077 626,382 624,328 430,329 Total Intangibles 6,242 6,290 6,344 6,398 284 317 - Total Assets 1,344,429 1,333,675 1,206,800 1,128,395 1,008,709 1,031,755 711,183 Deposits 1,119,866 1,128,722 1,038,460 981,057 879,165 919,782 621,212 Borrowings and Repurchase Agreements 70,000 55,000 48,755 34,837 29,494 7,452 12,622 Total Liabilities 1,197,483 1,194,468 1,098,214 1,025,744 913,294 931,277 636,613 Common Equity 137,946 130,207 92,086 86,151 79,691 83,977 58,070 Preferred Equity 9,000 9,000 16,500 16,500 16,500 16,500 16,500 Total Shareholders' Equity 146,946 139,207 108,586 102,651 96,191 100,478 74,570 Tangible Equity * 140,704 132,918 102,242 96,253 95,907 100,160 74,570

Historical Financials

	Three Months Ended December 31,		Twelve Months Ended December 31,						
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2015	2014	2013	2012	2011
SELECTED PERFORMANCE RATIOS									
Return on Average Assets (ROAA)	0.03%	0.88%	0.11%	0.72%	0.66%	0.47%	0.62%	1.11%	0.34%
Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) *	1.36%	1.35%	1.40%	1.30%	1.11%	1.06%	1.08%	1.20%	0.65%
Return on Average Equity (ROAE)	0.25%	8.35%	1.05%	7.57%	7.08%	4.94%	6.46%	10.56%	2.94%
Return on Average Tangible Equity (ROATE) *	0.26%	8.74%	1.09%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
Return on Average Tangible Common Equity (ROATCE) *	0.27%	9.37%	1.17%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
Net Interest Margin	3.26%	3.17%	3.20%	3.17%	3.19%	3.20%	3.45%	3.30%	2.73%
Efficiency Ratio **	65.63%	65.79%	63.98%	66.86%	70.96%	71.70%	69.62%	65.10%	76.89%
Non-Interest Income / Average Assets	0.82%	0.89%	0.80%	0.88%	0.78%	0.70%	0.19%	0.23%	0.14%
Non-Interest Expense / Average Assets	2.60%	2.60%	2.49%	2.62%	2.72%	2.68%	2.47%	2.25%	2.16%
Loan and Lease Yield	4.54%	4.32%	4.41%	4.33%	4.53%	4.74%	5.48%	5.50%	5.02%
Deposit Cost	0.78%	0.57%	0.73%	0.59%	0.56%	0.62%	0.71%	0.89%	1.34%

* Reconciliation provided in non-GAAP tables

** Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

CAPSTAR FINANCIAL HOLDINGS, INC. 20

Historical Financials

(Dollars in thousands, except per share information)	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	2016	2015	2014	2013	2012	2011
PER SHARE OUSTANDING DATA									
Basic Net Earnings per Share	$0.01	$0.26	$0.13	$0.98	$0.89	$0.59	$0.75	$1.20	$0.29
Diluted Net Earnings per Share	$0.01	$0.23	$0.12	$0.81	$0.73	$0.49	$0.62	$1.00	$0.24
Book Value Per Share, Reported	$11.91	$11.62	$11.91	$11.62	$10.74	$10.17	$9.54	$9.65	$8.13
Tangible Book Value Per Share, Reported*	$11.37	$11.06	$11.37	$11.06	$10.00	$9.41	$9.51	$9.61	$8.13
Book Value Per Share, Adjusted *	$11.79	$11.52	$11.79	$11.52	$10.66	$10.18	$9.65	$9.74	$8.52
Tangible Book Value Per Share, Adjusted *	$11.29	$11.00	$11.29	$11.00	$10.04	$9.55	$9.63	$9.71	$8.52
Shares of Common Stock Outstanding at End of Period	11,582,026	11,204,515	11,582,026	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
CAPITAL RATIOS (AT PERIOD END)									
Tier 1 Leverage Ratio	10.75%	10.46%	10.75%	10.46%	9.33%	8.56%	8.96%	9.22%	10.31%
Common Equity Tier 1 Capital (Cet1)	10.68%	10.90%	10.68%	10.90%	8.89%	-	-	-	-
Tier 1 Risk-Based Capital	11.39%	11.61%	11.39%	11.61%	10.41%	10.32%	11.14%	11.77%	13.47%
Total Risk-Based Capital Ratio	12.50%	12.60%	12.50%	12.60%	11.42%	11.54%	12.19%	12.86%	14.68%
Total Shareholders' Equity to Total Assets Ratio	10.93%	10.44%	10.93%	10.44%	9.00%	9.10%	9.54%	9.74%	10.49%
Tangible Equity to Tangible Assets *	10.51%	10.01%	10.51%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC.
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Historical Financials

	Three Months Ended December 31,		Twelve Months Ended December 31,						
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2015	2014	2013	2012	2011
NON-PERFORMING ASSETS (NPA)									
Non-Performing Loans	$ 2,695	$ 3,619	$ 2,695	$ 3,619	$ 2,689	$ 7,738	$ 6,552	$ 8,784	$ 141
Troubled Debt Restructurings	1,206	1,272	1,206	1,272	125	2,618	-	-	141
Other Real Estate and Repossessed Assets	-	-	-	-	216	575	1,451	1,822	-
Non-Performing Assets	2,695	3,619	2,695	3,619	2,905	8,313	8,003	10,606	141
ASSET QUALITY RATIOS									
Non-Performing Assets / Assets	0.20%	0.27%	0.20%	0.27%	0.24%	0.74%	0.79%	1.03%	0.02%
Non-Performing Loans / Loans	0.28%	0.39%	0.28%	0.39%	0.33%	1.09%	1.05%	1.41%	0.03%
Non-Performing Assets / Loans + OREO	0.28%	0.39%	0.28%	0.39%	0.36%	1.16%	1.27%	1.69%	0.03%
Net Charge-Offs to Average Loans (Periods Annualized)	0.15%	-0.02%	1.09%	0.15%	0.38%	0.15%	0.11%	0.40%	0.14%
Allowance for Loan Losses to Total Loans and Leases	1.45%	1.24%	1.45%	1.24%	1.25%	1.58%	1.35%	1.32%	1.45%
Allowance for Loan to Non-Performing Loans	509.1%	321.4%	509.1%	321.4%	376.8%	145.8%	129.1%	93.5%	4415.6%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC.
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Historical Financials * Reconciliation provided in non-GAAP tables   As of December 31, (Dollars in thousands, except per share information) 2017 2016 2015 2014 2013 2012 2011 COMPOSITION OF LOANS HELD FOR INVESTMENT             Commercial Real Estate $ 350,622 $ 302,322 $ 251,196 $ 219,793 $ 182,392 $ 177,584 $ 135,855 Consumer Real Estate 102,581 97,015 93,785 82,167 63,893 77,787 51,256 Construction and Land Development 82,586 94,491 52,522 46,193 30,217 35,674 24,676 Commercial and Industrial 373,248 379,620 353,442 332,914 312,527 279,755 175,518 Consumer 6,862 5,974 8,668 7,910 7,939 10,749 12,687 Other Loans 31,638 55,829 48,782 28,578 32,132 46,929 30,337 DEPOSIT COMPOSITION             Non-Interest Bearing 301,742 197,788 190,580 157,355 135,448 102,786 66,641 Interest Checking 274,681 299,621 189,983 115,915 84,028 60,663 12,655 Savings & Money Market 367,245 447,686 437,214 484,600 427,312 544,762 404,775 Time Deposits Less Than $100,000 36,587 41,128 45,902 51,813 46,819 52,844 21,563 Time Deposits Greater Than or Equal to $100,000 139,610 142,500 174,781 171,373 185,482 158,778 115,578

Historical Financials   Three Months Ended Twelve Months Ended December 31,   December 31, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2015 2014 2013 2012 2011 REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS             Construction and Development $ 82,586 $ 94,491 $ 82,586 $ 94,491 $ 52,522 $ 46,193 $ 30,217 $ 35,674 $ 24,676 Commercial Real Estate and Construction 382,300 282,513 382,300 282,513 198,285 172,803 146,258 150,253 109,988 Construction and Development to Total Risk Based Capital (Reg. 100%) 52.9% 63.2% 52.9% 63.2% 45.3% 42.8% 30.1% 36.7% 32.3% Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%) 244.8% 188.8% 244.8% 188.8% 170.9% 160.0% 145.8% 154.6% 144.0% MORTGAGE METRICS             Total Origination Volume $ 116,592 $ 128,659 $ 440,132 $ 522,037 $ 422,323 $ 253,099 - - - Total Mortgage Loans Sold 113,277 152,656 462,506 523,031 407,941 245,891 - - - Purchase Volume as a % of Originations 70%  64%  77%  67% 72% 76% - - - Mortgage Fees/Gain on Sale of Loans 1,621 2,033 6,238 7,375 5,962 4,067 - - - Mortgage Fees/Gain on Sale as a % of Loans Sold 1.43% 1.33% 1.35% 1.41% 1.46% 1.65% - - - Mortgage Fees/Gain on Sale as a % of Total Revenue 12.2% 15.5% 11.8% 14.9% 13.7% 10.2% - - -

  Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION INCOME Pre-Tax Income $ 4,585 $ 4,423 $ 6,136 $ 13,590 $ 11,029 $ 7,404 $ 10,157 $ 6,230 $ 2,073 Add: Provision for Loan Losses (30) 70 12,870 2,829 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Income 4,556 4,493 19,006 16,419 12,680 11,273 11,095 10,197 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,329,621 $1,324,620 $1,357,794 $1,262,763 $1,140,760 $1,064,705 $1,028,709 $ 846,901 $ 612,775 Pre-Tax Pre-Provision Income 4,556 4,493 19,006 16,419 12,680 11,273 11,095 10,197 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.36% 1.35% 1.40% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

Non-GAAP Financial Measures

	As of December 31,						
(Dollars in thousands, except per share information)	2017	2016	2015	2014	2013	2012	2011
TANGIBLE EQUITY							
Total Shareholders' Equity	$ 146,946	$ 139,207	$ 108,586	$ 102,651	$ 96,191	$ 100,477	$ 74,570
Less: Intangible Assets	6,242	6,290	6,344	6,398	284	317	-
Tangible Equity	140,704	132,918	102,242	96,253	95,907	100,160	74,570
TANGIBLE COMMON EQUITY							
Tangible Equity	$ 140,704	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Less: Preferred Equity	9,000	9,000	16,500	16,500	16,500	16,500	16,500
Tangible Common Equity	131,704	123,918	85,742	79,753	79,407	83,660	58,070
TANGIBLE EQUITY TO TANGIBLE ASSETS							
Tangible Equity	$ 140,704	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Total Assets	1,344,429	1,333,675	1,206,800	1,128,395	1,009,485	1,031,755	711,183
Less: Intangible Assets	6,242	6,290	6,344	6,398	284	317	-
Tangible Assets	1,338,188	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Equity to Tangible Assets	10.51%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS							
Tangible Common Equity	$ 131,704	$ 123,918	$ 85,742	$ 79,753	$ 79,407	$ 83,660	$ 58,070
Tangible Assets	1,338,188	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Common Equity to Tangible Assets	9.84%	9.34%	7.14%	7.11%	7.87%	8.11%	8.17%

CAPSTAR FINANCIAL HOLDINGS, INC. 26

Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,						
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2015	2014	2013	2012	2011
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)									
Total Average Shareholder's Equity	$ 147,667	$ 139,529	$ 143,402	$ 120,123	$ 106,727	$ 101,030	$ 99,153	$ 88,990	$ 70,625
Less: Average Intangible Assets	6,248	6,298	6,265	6,318	6,371	6,855	301	1,151	-
Average Tangible Equity	141,419	133,231	137,137	113,805	100,356	94,175	98,852	87,838	70,625
Net Income to Shareholders	91	2,927	1,501	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Equity (ROATE)	0.26%	8.74%	1.09%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)									
Average Tangible Equity	$ 141,419	$ 133,231	$ 137,137	$ 113,805	$ 100,356	$ 94,175	$ 98,852	$ 87,838	$ 70,625
Less: Preferred Equity	9,000	9,000	9,000	14,533	16,500	16,500	16,500	16,500	16,500
Average Tangible Common Equity	132,419	124,231	128,137	99,273	83,856	77,675	82,352	71,338	54,125
Net Income to Shareholders	91	2,927	1,501	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Common Equity (ROATCE)	0.27%	9.37%	1.17%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
ADJUSTED SHARES OUTSTANDING AT END OF PERIOD									
Shares of Common Stock Outstanding	11,582,026	11,204,515	11,582,026	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Shares of Preferred Stock Outstanding	878,049	878,049	878,049	878,049	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756
Adjusted Shares Outstanding at End of Period	12,460,075	12,082,564	12,460,075	12,082,564	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539

CAPSTAR FINANCIAL HOLDINGS, INC.
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Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,						
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2015	2014	2013	2012	2011
ADJUSTED NET INCOME*									
Net Income	$ 91	$ 2,927	$ 1,501	$ 9,097	$ 7,559	$ 4,992	$ 6,408	$ 9,398	$ 2,073
Less: Impact of Tax Reform	(3,562)	-	(3,562)	-	-	-	-	-	-
Adjusted Net Income	$ 3,653	$ 2,927	$ 5,063	$ 9,097	$ 7,559	$ 4,992	$ 6,408	$ 9,398	$ 2,073
ADJUSTED DILUTED NET INCOME PER SHARE*									
Adjusted Net Income	$ 3,653	$ 2,927	$ 5,063	$ 9,097	$ 7,559	$ 4,992	$ 6,408	$ 9,398	$ 2,073
Average Diluted Shares Outstanding	12,938,288	12,787,677	12,803,511	11,212,026	10,425,039	10,281,044	10,409,750	9,425,547	8,776,098
Adjusted Diluted Net Income per Share	$0.28	$0.23	$0.40	$ 0.81	$0.73	$0.49	$0.62	$1.00	$0.24
ADJUSTED RETURN ON AVERAGE ASSETS (ROAA)*									
Total Average Assets	$1,329,621	$1,324,620	$1,357,794	$1,262,763	$1,140,760	$1,064,705	$1,028,709	$ 846,901	$ 612,775
Less: Impact of Tax Reform	(39)	-	(10)	-	-	-	-	-	-
Adjusted Average Assets	1,329,660	1,324,620	1,357,804	1,262,763	1,140,760	1,064,705	1,028,709	846,901	611,165
Adjusted Net Income	3,653	2,927	5,063	9,097	7,559	4,992	6,408	9,398	2,073
Adjusted Return on Average Assets (ROAA)	1.09%	0.88%	0.37%	0.72%	0.66%	0.47%	0.62%	1.11%	0.34%

* As a result of the Tax Cuts and Jobs Act of 2017, which included a Federal corporate tax rate change from 35% to 21%, we revalued our deferred tax assets, which resulted in a $3.6 million increase in income tax expense for 2017. The adjusted non-GAAP amounts and ratios above have excluded the impact of this transaction.

CAPSTAR FINANCIAL HOLDINGS, INC.
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As of December 31, (Dollars in thousands, except per share information) 2017 2016 2015 2014 2013 2012 2011 BOOK VALUE PER SHARE, ADJUSTED Total Shareholders Equity $ 146,946 $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Adjusted Shares Outstanding at End of Period 12,460,075 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Book Value Per Share, Adjusted $11.79 $11.52 $10.66 $10.18 $9.65 $9.74 $8.52 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 131,704 $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Shares of Common Stock Outstanding 11,582,026 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $11.37 $11.06 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 140,704 $ 132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Adjusted Shares Outstanding at End of Period 12,460,075 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $11.29 $11.00 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters